UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 2, 2016
ENTERPRISE FINANCIAL SERVICES
CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On March 8, 2016, Enterprise Financial Services Corp (the "Company") is presenting the materials attached to this report as Exhibit 99.1 in meetings with certain analysts.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit
Number    Description

99.1        Exhibit materials being presented in meetings with certain analysts. These materials are being furnished pursuant to Item 7.01 hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	March 2, 2016	By:	/s/ Mark G. Ponder
Mark G. Ponder
Senior Vice President and Controller

INDEX TO EXHIBITS

Exhibit No.        Description
-------------        --------------
99.1            Exhibit materials being presented in meetings with certain analysts. These materials are being furnished pursuant to Item 7.01 hereof.*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.